UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2013

ERHC ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-17325	88-0218499
State of Incorporation	Commission File Number	IRS Employer I.D. Number

5444 Westheimer Road, Suite 1440, Houston, Texas 77056
Address of principal executive offices

Registrant’s telephone number:  (713) 626-4700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 6, 2013, ERHC Energy, Inc. (the “Company”) issued a press release announcing the execution of a letter of intent with an integrated international oil and gas company to farm-out part of the Company’s interest in Kenya Block 11A.

The Company will continue to operate Kenya Block 11A until a definitive farm-out agreement is reached.  Any farm-out agreement is subject to the approval of both parties’ respective governing bodies and of the Government of Kenya.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit.

Exhibit	Name of Document

Exhibit 99.1	Press Release, dated May 6, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : May 9, 2013	ERHC ENERGY INC.

	By:	/s/ Peter Ntephe
		Name:	Peter Ntephe
		Title:	Chief Executive Officer

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